Capital City Bank Group, Inc.

Reports Fourth Quarter 2025 Results
TALLAHASSEE, Fla.

(January 27, 2026) – Capital City Bank Group, Inc. (NASDAQ:

CCBG) today reported net income
attributable to common shareowners of $13.7 million, or $0.80 per diluted share, for the fourth quarter of 2025 compared to $16.0
million, or $0.93 per diluted share, for the third quarter of 2025, and

$13.1 million, or $0.77 per diluted share for the fourth quarter of 2024.
For 2025, net income attributable to common shareowners totaled $61.6 million, or $3.60 per diluted share, compared to net income
of $52.9 million, or $3.12 per diluted share, for 2024.

QUARTER HIGHLIGHTS (4
th

Quarter 2025

versus 3
rd

Quarter 2025)
Income Statement
●
Tax-equivalent

net interest income totaled $43.4 million compared

to $43.6 million for the prior quarter
-
Net interest margin decreased

by 8 basis points to 4.26% (decrease in earning

asset yield of 4 basis points and increase in cost
of funds of 4 basis points)
●
Stable credit quality metrics and credit

loss provision – net loan charge

-offs were 18 basis points (annualized) of average

loans –
allowance coverage ratio was 1.22% at December 31, 2025
●
Noninterest income decreased

$2.2 million, or 10.0%, due to lower other income of $0.8 million (third quarter gain from sale of
insurance subsidiary), mortgage revenues

of $0.6 million, and wealth management fees of $0.6 million
●
Noninterest expense was comparable

to the third quarter of 2025 and reflected

higher performance-based pay that was
significantly offset by a pension plan settlement gain of $1.5 million

Balance Sheet
●
Loan balances decreased $38.1 million,

or 1.5% (average), and decreased $35.9 million, or

1.4% (end of period)
●
Deposit balances increased $35.2

million, or 1.0% (average), and increased $47.4 million,

or 1.3% (end of period) due to the
normal seasonal inflow of public fund balances
●
Tangible

book value per diluted share (non-GAAP financial measure)

increased by $0.65, or 2.5%

FULL YEAR 2025 HIGHLIGHTS
Income Statement
●
Tax-equivalent

net interest income totaled $171.8 million

compared to $159.2 million for 2024
-
Net interest margin increased

by 20 basis points to 4.28% (increase in earning

asset yield of 10 basis points and decrease in
cost of funds of 10 basis points)
●
Credit quality metrics remained

strong throughout

the year – allowance coverage ratio increased to 1.22%

in 2025 compared to
1.10% in 2024 - net loan charge-offs were

14 basis points of average loans for 2025 compared

to 21 basis points for 2024
●
Noninterest income increased

by $6.4 million, or 8.4%, due to higher mortgage banking revenues of $2.6 million, wealth
management fees of $1.6 million, other income of $1.5 million, and deposit fees of

$0.7 million
●
Noninterest expense increased

$1.7 million, or 1.0%, primarily due to higher compensation expense

(primarily performance-
based pay and health care cost) partially offset by lower pension expense and higher gains from sale of banking

facilities

Balance Sheet
●
Loan balances decreased $83.6 million,

or 3.1% (average), and decreased $105.4

million, or 4.0% (end of period)
●
Average deposit balances increased

$53.9 million, or 1.5% driven by strong core

deposit growth
●
Tangible

book value per diluted share (non-GAAP financial measure)

increased by $3.38, or 14.3%

“2025 was an exceptional year for Capital City Bank,” said William

G. Smith, Jr., Capital City Bank

Group Chairman and
CEO.

“Another record year of earnings generated strong shareholder returns,

highlighted by a 14.3% increase in tangible book value
per share and a 13.6% increase in the dividend. Our results were driven by our long-time commitment to the fundamentals — core
deposits, disciplined credit management and healthy liquidity and capital.

I want to congratulate and thank our associates for their
outstanding results and unwavering commitment to our clients and communities. I look forward to another successful year in 2026.”

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the fourth quarter of 2025 totaled $43.4 million compared to $43.6 million for the third
quarter of 2025 and $41.2 million for the fourth quarter of 2024.

Compared to the third quarter of 2025, the decrease was due to a
$0.7 million decrease in loan income and a $0.5 million increase in interest expense,

partially offset by a $0.6 million increase in
investment securities income and a $0.4 million increase in overnight funds income.

Compared to the fourth quarter of 2024, the
increase was due to a $3.1 million increase in investment securities income,

a $0.8 million increase in overnight funds income, and a
$0.3 million decrease in interest expense, partially offset by a decrease of $1.8

million in loan income.
For 2025, tax-equivalent net interest income totaled $171.8 million compared to $159.2 million for 2024 with the increase
attributable to a $10.3

million increase in investment securities income, a $3.1 million increase in overnight funds income, and a $2.6
million decrease in deposit interest expense,

partially offset by a $3.5 million decrease in loan income.

New investment purchases at
higher yields drove the increase in investment securities income.

Higher average deposit balances contributed to the increase in overnight funds income.

The decrease in deposit interest expense reflected the decrease in our deposit rates throughout 2025.

The
decrease in loan income was due to lower loan balances that were partially offset by favorable rate repricing.
Our net interest margin for the fourth quarter of 2025 was 4.26%,

a decrease of 8 basis points

from the third quarter of 2025 and an
increase of 9 basis points over the fourth quarter of 2024.

Compared to the third quarter of 2025, the decrease in the margin reflected a lower yield on earning assets due to an unfavorable shift in mix and lower interest rates.

For 2025, our net interest
margin of 4.28% reflected a 20 basis point increase over

2024.

The improvement in the net interest margin compared to both prior year periods was primarily due to a higher yield for investment securities driven by new purchases at higher yields, favorable loan
repricing, and lower deposit cost.

For the fourth quarter of 2025, our cost of funds was 82 basis points, an increase of 4 basis points
over the third quarter of 2025 and a 6 basis point decrease from the fourth quarter of 2024.

Our cost of deposits (including
noninterest bearing accounts) was 82 basis points, 80 basis points, and

86 basis points, respectively, for the

same periods.

Provision for Credit Losses

We recorded

a provision expense for credit losses of $2.0 million for the fourth quarter of 2025 compared to $1.9 million for the
third quarter of 2025 and $0.7 million for the fourth quarter of 2024.

For 2025, we recorded a provision expense for credit losses of
$5.3 million compared to $4.0 million in 2024.

Activity within the components of the provision (loans held for investment

(“HFI”)
and unfunded loan commitments) for each reported period is provided in the table on page 14.

We discuss the various factors that
impacted our provision expense for Loans HFI in further detail below under the heading
Allowance for Credit Losses .

Noninterest Income and Noninterest

Expense
Noninterest income for the fourth quarter of 2025 totaled $20.1 million compared to $22.3 million for the third quarter of 2025

and
$18.8 million for the fourth quarter of 2024.

Compared to the third quarter of 2025, the $2.2 million, or 10.0%, decrease was primarily attributable to a $0.8 million decrease in other income, a $0.6 million decrease in mortgage banking revenues and a $0.6
million decrease in wealth management fees.

The decline in other income reflected the $0.7 million gain from the sale of our insurance subsidiary in the third quarter of 2025.

The decline in mortgage banking revenues was due to a lower gain on sale margin.

The decrease in wealth management fees was attributable to lower retail brokerage fees.

The $1.3 million, or 7.2%,
increase over the fourth quarter of 2024 was primarily due to a $1.0 million increase in mortgage banking revenues which reflected
higher production volume and gain on sale margin.

For 2025, noninterest income totaled $82.4 million compared to $76.0 million for 2024, attributable to increases in mortgage
banking revenues of $2.6 million, wealth management fees of $1.6 million,

other income of $1.5 million, and deposit fees of $0.7
million.

Higher production volume and gain on sale margin drove

the improvement in mortgage banking revenues.

The increase in
wealth management fees was due to higher trust fees and reflected a combination of new business, higher account valuations, and
fee adjustments.

The increase in other income reflected the aforementioned $0.7 million gain from the sale of our insurance
subsidiary in 2025.

Fee adjustments implemented in mid-2025 contributed to the increase in deposit fees and other income.

Noninterest expense for the fourth quarter of 2025 totaled $42.9 million comparable to the third quarter of 2025 and $41.8 million for the fourth quarter of 2024.

Compared to the third quarter of 2025, a $2.3 million increase in compensation expense was offset
by a $2.4 million decrease in other expense.

The increase in compensation was driven by higher performance-based pay and the
decrease in other expense was primarily attributable to a $1.5 million pension settlement gain and to a lesser extent lower
professional fees and processing fees.

Compared to the fourth quarter of 2024, the $1.1 million increase was primarily attributable
to a $2.3 million increase in compensation expense partially offset by a $1.3

million decrease in other expense.

The increase in
compensation reflected higher performance-based pay and to a lesser extent higher health insurance cost.

The decrease in other
expense was primarily due to the aforementioned pension settlement gain of $1.5 million and a $0.8 million decrease in professional
fees, partially offset by a $1.1 million increase in other

real estate expense which reflected gains from the sale of banking facilities in the fourth quarter of 2024.

For 2025, noninterest expense totaled $167.0 million compared to

$165.3 million for 2024 with the $1.7 million, or 1.0%, increase primarily due to a $6.5 million increase in compensation expense that was partially offset by a $4.7 million decrease in other
expense.

The increase in compensation was driven by higher performance-based pay and health insurance cost, and to a lesser
extent an increase in 401k matching expense.

The decrease in other expense was primarily due to a $3.4 million decrease in other real estate expense due to higher gains from the sale of banking facilities in

2025 and a $3.7 million decrease in pension expense
(non-service component), partially offset by increases in processing expense of $1.2

million (outsource of core processing system)
and charitable contribution expense of $0.9 million.

The variance in pension expense included the aforementioned $1.5 million pension settlement gain that occurred in the fourth quarter of 2025.

Income Taxes
We realized income

tax expense of $4.9 million (effective rate of 26.3%) for the fourth quarter of 2025 compared to $5.1 million
(effective rate of 24.4%) for the third quarter of 2025

and $4.2 million (effective rate of 24.3%) for the fourth quarter of 2024.

For
2025, we realized income tax expense of $20.2 million (effective rate of 24.7%) compared to $13.9 million (effective rate of 21.2%)
for 2024.

The increase in the effective tax rate for the fourth quarter of 2025 was attributable to a higher than projected

Internal
Revenue Code (“IRC”) Section 162(m) limitation related to current and future compensation.

A lower level of tax benefit accrued
from a solar tax credit equity fund drove the increase in our effective tax rate compared to 2024.

Absent discrete items or new tax
credit investments, we expect our annual effective tax

rate to approximate 24% for 2026.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $4.036 billion for the fourth quarter of 2025, an increase of $54.4 million,

or 1.4%, over the third
quarter of 2025, and an increase of $114.0

million, or 2.9%, over the fourth quarter of 2024.

Compared to the third quarter of 2025,
the change in the earning asset mix reflected an $81.4 million increase in overnight funds sold and a $12.2 million increase in
investment securities, partially offset by a $38.1

million decrease in loans HFI and a $1.0 million decrease in loans held for sale
(“HFS”).

Compared to the fourth quarter of 2024, the change in earning asset mix reflected a $139.3 million increase in overnight
funds sold and a $90.8 million increase in investment securities, partially offset by a $109.3 million decrease in loans HFI and a
$6.8 million decrease in loans HFS.
Average loans

HFI decreased by $38.1 million, or 1.5%, from the third quarter of 2025 and decreased by $109.3 million, or 4.1%,
from the fourth quarter of 2024.

Compared to the third quarter of 2025, the decline was primarily attributable to decreases in
commercial real estate loans of $15.9 million, residential real estate loans of $12.9 million, and consumer loans (primarily indirect
auto) of $8.8 million.

Compared to the fourth quarter of 2024, the decline was driven by decreases in construction loans of $61.2
million, consumer loans (primarily auto indirect loans) of $23.3 million, and commercial real estate loans of $22.7 million.
Loans HFI at December 31, 2025, decreased by $35.9 million,

or 1.4%, from September 30, 2025, and decreased by $105.4 million, or 4.0%, from December 31, 2024.

Compared to September 30, 2025, the decline was primarily due to decreases in commercial real estate loans of $16.6 million, residential real estate loans of $16.4 million,

and construction loans of $9.8 million.

Compared to
December 31, 2024, the decline was driven by decreases in construction loans of $73.1 million, consumer loans (primarily indirect
auto) of $17.2 million, and commercial real estate loans of $10.4 million.
Allowance for Credit Losses

At December 31, 2025, the allowance for credit losses for loans HFI totaled

$31.0 million compared to $30.2 million at September
30, 2025 and $29.3 million at December 31, 2024.

Activity within the allowance is provided on Page 14.

The increase in the
allowance over both prior periods was primarily attributable to qualitative factor adjustments that were partially offset by lower loan
balances.

Net loan charge-offs were 18 basis points of

average loans for the fourth quarter of 2025 comparable to the third quarter of 2025 and 25 basis points for the fourth quarter of 2024.

For 2025, net loan charge-offs were 14 basis points

compared to 21 basis
points for 2024.

At December 31, 2025, the allowance represented 1.22% of loans HFI compared to 1.17% at September 30, 2025,
and 1.10% at December 31, 2024.
Credit Quality
Nonperforming assets (nonaccrual loans and other real estate) totaled

$10.6 million at December 31, 2025, compared to $10.0
million at September 30, 2025, and $6.7 million at December 31,

2024.

At December 31, 2025, nonperforming assets as a
percentage of total assets was 0.24%, compared to 0.23% at September

30, 2025 and 0.15% at December 31, 2024.

Nonaccrual
loans totaled $8.7 million at December 31, 2025, a $0.5 million increase over

September 30, 2025 and a $2.4 million increase over
December 31, 2024.

Classified loans totaled $14.3 million at December 31, 2025, a $12.2 million decrease from September 30,
2025,

and a $5.6 million decrease from December 31, 2024.

Deposits
Average total

deposits were $3.648 billion for the fourth quarter of 2025, an increase of $35.2 million, or

1.0%, over the third
quarter of 2025 and an increase of $47.1 million, or 1.3%, over the fourth quarter of 2024.

Compared to the third quarter of 2025,
the increase was primarily attributable to higher public funds balances

(primarily NOW accounts) due to the seasonal inflow of
funds from municipal clients as they receive their tax receipts beginning in late November

.

The increase over the fourth quarter of
2024

was primarily due to growth in core deposit balances (primarily business NOW accounts)

.
At December 31, 2025, total deposits were $3.662 billion, an increase of $47.4 million, or 1.3%, over September 30 2025, and a
decrease of $9.7 million, or 0.3%, from December 31, 2024.

The decrease compared to September 30, 2025 reflected the
aforementioned seasonal inflow of public funds partially offset by lower core deposit balances, primarily noninterest bearing and
NOW business accounts.

Public funds totaled $654.7 million at December 31, 2025, $497.9 million at September 30, 2025, and
$660.9 million at December 31, 2024.

Liquidity
We maintained

an average net overnight funds (i.e., deposits with banks plus FED funds sold less FED funds purchased) sold
position of $437.5 million in the fourth quarter of 2025 compared to $356.2 million in the third quarter of 2025 and $298.3 million
in the fourth quarter of 2024.

Compared to the third quarter of 2025, the increase reflected growth in average public fund deposit
balances and lower average loan balances.

The increase over the fourth quarter of 2024 was primarily due to higher average core deposit balances and lower average loan balances, partially offset by higher average investment security balances.
At December 31, 2025, we had the ability to generate approximately $1.523 billion (excludes overnight funds position of $467.8
million) in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank borrowings, the Federal Reserve Discount Window,

and brokered deposits.

We also view our

investment portfolio as a liquidity source, as we have the option to pledge securities in our portfolio as collateral
for borrowings or deposits and/or to sell selected securities in our portfolio

.

Our portfolio consists of debt issued by the U.S.
Treasury,

U.S. governmental agencies, municipal governments, and corporate entities.

At December 31, 2025, the weighted-
average maturity and duration of our portfolio were 2.57 years and 2.12 years, respectively, and the available

-for-sale portfolio had
a net unrealized after-tax loss of $9.4 million.

Capital
Shareowners’ equity was $552.9 million at December 31, 2025,

compared to $540.6 million at September 30, 2025, and $495.3 million at December 31, 2024.

For the full year 2025, shareowners’ equity was positively impacted by net income attributable to
shareowners of $61.6 million, a net $9.1 million decrease in the accumulated other comprehensive loss, the issuance of common
stock of $3.5 million, and stock compensation accretion of $2.4 million.

The net favorable change in accumulated other
comprehensive loss reflected a $10.7

million decrease in the investment securities loss that was partially offset by a $1.3 million
decrease in the fair value of the interest rate swap related to subordinated debt and a $0.3 million decrease in the pension plan loss
from the year-end re-measurement of the plan.

Shareowners’ equity was reduced by common stock dividends

of $17.1 million
($1.00 per share) and net adjustments totaling $1.9 million related to transactions under our stock compensation plans.

At December 31, 2025, our total risk-based capital ratio was 21.45%

compared to 20.59% at September 30, 2025, and 18.64% at
December 31, 2024.

Our common equity tier 1 capital ratio was 18.54%, 17.73%, and 15.54%, respectively,

on these dates.

Our
leverage ratio was 11.77%, 11.

64%, and 11.05%, respectively,

on these dates.

At December 31, 2025, all our regulatory capital
ratios exceeded the thresholds to be designated as “well-capitalized”

under the Basel III capital standards.

Further, our tangible
common equity ratio (non-GAAP financial measure) was 10.

79% at December 31, 2025, compared to 10.66% and 9.51% at
September 30, 2025, and December 31, 2024, respectively.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.4

billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards, and securities brokerage services.

Our bank subsidiary,

Capital City Bank, was founded in 1895 and has 62 banking offices and 108

ATMs/ITMs

in Florida, Georgia
and Alabama.

For more information about Capital City Bank Group, Inc., visit
https://www.ccbg.com/ .
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements.

The following factors, among others, could cause our actual results to differ:

the effects of and changes
in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation,
interest rate, market and monetary fluctuations; local, regional, national, and international economic conditions and the impact they
may have on us and our clients and our assessment of that impact; the costs and effects of legal and regulatory developments, the
outcomes of legal proceedings or regulatory or other governmental inquiries,

the results of regulatory examinations or reviews and
the ability to obtain required regulatory approvals; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) and their application with which we and our subsidiaries must comply; the
effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as other accounting standard setters; the accuracy of our financial statement estimates and assumptions;

changes in the financial performance and/or
condition of our borrowers; changes in the mix of loan geographies, sectors and types or the level of non-performing assets and
charge-offs; changes in estimates of future credit

loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our liquidity position;

the timely development and acceptance of new products
and services and perceived overall value of these products and services by users;

changes in consumer spending, borrowing, and
saving habits; greater than expected costs or difficulties related to the integration of new products and lines of business;
technological changes, including the impact of generative artificial intelligence; the costs and effects of cyber incidents or other
failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; dispositions (including
the impact from the sale of our insurance subsidiary); acquisitions and integration of acquired businesses; impairment of our
goodwill or other intangible assets; changes in the reliability of our vendors,

internal control systems, or information systems; our
ability to increase market share and control expenses; our ability to attract and retain qualified employees; changes in our
organization, compensation, and benefit plans; the soundness of other financial institutions; volatility and disruption in national and international financial and commodity markets; changes in the competitive environment in our markets and among banking
organizations and other financial service providers; action or inaction by the federal government, including tariffs or trade wars
(including potential resulting reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports,
disruptions to supply chains, and decreased demand for other banking products and services), government intervention in the U.S.
financial system; policies related to credit card interest rates, and legislative,

regulatory or supervisory actions related to so‑called
“de‑banking,” including any new prohibitions, requirements or enforcement priorities that could affect customer relationships,
compliance obligations, or operational practices; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict,

terrorism, civil unrest, climate change or other geopolitical events; our ability to declare and pay dividends; structural changes in the markets for origination,

sale and servicing of residential mortgages; any
inability to implement and maintain effective internal control over financial reporting and/or disclosure control; negative publicity and the impact on our reputation; and the limited trading activity and concentration of ownership of our common stock.

Additional
factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and our other filings with the
SEC, which are available at the SEC’s internet

site (https://www.sec.gov).

Forward-looking statements in this Press Release speak
only as of the date of the Press Release, and we assume no obligation to update forward-looking statements or the reasons why actual
results could differ, except as may

be required by law.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We
present a tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures are useful to investors because they allow investors to more easily compare our capital adequacy to other companies in the industry. Non-GAAP financial

measures should not
be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-
GAAP measures or similar measures differently.
The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Dec 31, 2025 Sep 30, 2025 Jun 30, 2025 Mar 31, 2025 Dec 31, 2024
Shareowners' Equity (GAAP) $ 552,851 $ 540,635 $ 526,423 $ 512,575 $ 495,317
Less: Goodwill and Other Intangibles (GAAP) 89,095 89,095 92,693 92,733 92,773
Tangible Shareowners' Equity (non-GAAP) A 463,756 451,540 433,730 419,842 402,544
Total Assets (GAAP) 4,385,765 4,323,774 4,391,753 4,461,233 4,324,932
Less: Goodwill and Other Intangibles (GAAP) 89,095 89,095 92,693 92,733 92,773
Tangible Assets (non-GAAP) B $ 4,296,670 $ 4,234,679 $ 4,299,060 $ 4,368,500 $ 4,232,159
Tangible Common Equity Ratio (non-GAAP) A/B 10.79% 10.66% 10.09% 9.61% 9.51%
Actual Diluted Shares Outstanding (GAAP) C 17,154,586 17,115,336 17,097,986 17,072,330 17,018,122
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 27.03 $ 26.38 $ 25.37 $ 24.59 $ 23.65

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Twelve Months Ended
(Dollars in thousands, except per share data) Dec 31, 2025 Sep 30, 2025 Dec 31, 2024 Dec 31, 2025 Dec 31, 2024
EARNINGS
Net Income Attributable to Common Shareowners $ 13,705 $ 15,950 $ 13,090 $ 61,557 $ 52,915
Diluted Net Income Per Share $ 0.80 $ 0.93 $ 0.77 $ 3.60 $ 3.12
PERFORMANCE
Return on Average Assets (annualized) 1.25% 1.47% 1.22% 1.42% 1.25%
Return on Average Equity (annualized) 9.78 11.67 10.60 11.51 11.18
Net Interest Margin 4.26 4.34 4.17 4.28 4.08
Noninterest Income as % of Operating Revenue 31.68 33.89 31.34 32.42 32.34
Efficiency Ratio 67.50% 65.09% 69.74% 65.71% 70.30%
CAPITAL ADEQUACY
Tier 1 Capital

20.20% 19.33% 17.46% 20.20% 17.46%
Total Capital

21.45 20.59 18.64 21.45 18.64
Leverage

11.77 11.64 11.05 11.77 11.05
Common Equity Tier 1 18.54 17.73 15.54 18.54 15.54
Tangible Common Equity
(1)
10.79 10.66 9.51 10.79 9.51
Equity to Assets 12.61% 12.50% 11.45% 12.61% 11.45%
ASSET QUALITY
Allowance as % of Non-Performing Loans 360.69% 368.54% 464.14% 360.69% 464.14%
Allowance as a % of Loans HFI 1.22 1.17 1.10 1.22 1.10
Net Charge-Offs as % of Average Loans HFI 0.18 0.18 0.25 0.14 0.21
Nonperforming Assets as % of Loans HFI and OREO 0.41 0.39 0.25 0.41 0.25
Nonperforming Assets as % of Total Assets 0.24% 0.23% 0.15% 0.24% 0.15%
STOCK PERFORMANCE
High

$ 45.63 $ 44.69 $ 40.86 $ 45.63 $ 40.86
Low 38.27 38.00 33.00 32.38 25.45
Close $ 42.57 $ 41.79 $ 36.65 $ 42.57 $ 36.65
Average Daily Trading Volume 54,533 42,187 27,484 37,371 31,390
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 10.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2025 2024
(Dollars in thousands) Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter
ASSETS
Cash and Due From Banks $ 62,189 $ 68,397 $ 78,485 $ 78,521 $ 70,543
Funds Sold and Interest Bearing Deposits 467,782 397,502 394,917 446,042 321,311
Total Cash and Cash Equivalents 529,971 465,899 473,402 524,563 391,854
Investment Securities Available for Sale 643,922 577,333 533,457 461,224 403,345
Investment Securities Held to Maturity 377,446 404,659 462,599 517,176 567,155
Other Equity Securities 2,069 2,145 3,242 2,315 2,399

Total Investment Securities
1,023,437 984,137 999,298 980,715 972,899
Loans Held for Sale ("HFS"):
21,695 24,204 19,181 21,441 28,672
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 180,341 179,018 180,008 184,393 189,208
Real Estate - Construction 146,920 156,756 174,115 192,282 219,994
Real Estate - Commercial 768,731 785,290 802,504 806,942 779,095
Real Estate - Residential 1,020,942 1,037,324 1,046,368 1,040,594 1,028,498
Real Estate - Home Equity 240,897 234,111 228,201 225,987 220,064
Consumer 182,327 185,847 197,483 206,191 199,479
Other Loans 4,748 2,283 1,552 3,227 14,006
Overdrafts 1,212 1,378 1,259 1,154 1,206
Total Loans Held for Investment 2,546,118 2,582,007 2,631,490 2,660,770 2,651,550
Allowance for Credit Losses (31,001) (30,202) (29,862) (29,734) (29,251)
Loans Held for Investment, Net 2,515,117 2,551,805 2,601,628 2,631,036 2,622,299
Premises and Equipment, Net 79,457 79,748 79,906 80,043 81,952
Goodwill and Other Intangibles 89,095 89,095 92,693 92,733 92,773
Other Real Estate Owned 1,936 1,831 132 132 367
Other Assets 125,057 127,055 125,513 130,570 134,116
Total Other Assets 295,545 297,729 298,244 303,478 309,208
Total Assets $ 4,385,765 $ 4,323,774 $ 4,391,753 $ 4,461,233 $ 4,324,932
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,251,886 $ 1,303,786 $ 1,332,080 $ 1,363,739 $ 1,306,254
NOW Accounts 1,322,114 1,222,861 1,284,137 1,292,654 1,285,281
Money Market Accounts 390,888 405,846 408,666 445,999 404,396
Savings Accounts 503,485 500,323 504,331 511,265 506,766
Certificates of Deposit 193,939 182,096 175,639 170,233 169,280
Total Deposits 3,662,312 3,614,912 3,704,853 3,783,890 3,671,977
Repurchase Agreements 22,018 25,629 21,800 22,799 26,240
Other Short-Term Borrowings 28,074 14,615 12,741 14,401 2,064
Subordinated Notes Payable 42,582 42,582 42,582 52,887 52,887
Other Long-Term Borrowings 680 680 680 794 794
Other Liabilities 77,248 84,721 82,674 73,887 75,653
Total Liabilities 3,832,914 3,783,139 3,865,330 3,948,658 3,829,615
SHAREOWNERS' EQUITY
Common Stock 171 171 171 171 170
Additional Paid-In Capital 41,650 40,067 39,527 38,576 37,684
Retained Earnings 508,443 499,176 487,665 476,715 463,949
Accumulated Other Comprehensive Income (Loss), Net

of Tax
2,587 1,221 (940) (2,887) (6,486)
Total Shareowners' Equity 552,851 540,635 526,423 512,575 495,317
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,385,765 $ 4,323,774 $ 4,391,753 $ 4,461,233 $ 4,324,932
OTHER BALANCE SHEET DATA
Earning Assets $ 4,059,032 $ 3,987,850 $ 4,044,886 $ 4,108,969 $ 3,974,431
Interest Bearing Liabilities 2,503,780 2,394,632 2,450,576 2,511,032 2,447,708
Book Value Per Diluted Share $ 32.23 $ 31.59 $ 30.79 $ 30.02 $ 29.11
Tangible Book Value

Per Diluted Share
(1)
27.03 26.38 25.37 24.59 23.65
Actual Basic Shares Outstanding 17,084 17,069 17,066 17,055 16,975
Actual Diluted Shares Outstanding 17,155 17,115 17,098 17,072 17,018
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 10.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2025 2024
Twelve Months
Ended December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2025 2024
INTEREST INCOME
Loans, including Fees $ 39,565 $ 40,279 $ 40,872 $ 40,478 $ 41,453 $ 161,194 $ 164,933
Investment Securities 7,768 7,188 6,678 5,808 4,694 27,442 17,097
Federal Funds Sold and Interest Bearing Deposits 4,382 3,964 3,909 3,496 3,596 15,751 12,627
Total Interest Income 51,715 51,431 51,459 49,782 49,743 204,387 194,657
INTEREST EXPENSE
Deposits 7,544 7,265 7,405 7,383 7,766 29,597 32,162
Repurchase Agreements 134 158 156 164 199 612 838
Other Short-Term Borrowings 217 58 179 117 83 571 242
Subordinated Notes Payable 451 383 530 560 581 1,924 2,449
Other Long-Term Borrowings 9 10 5 11 11 35 28
Total Interest Expense 8,355 7,874 8,275 8,235 8,640 32,739 35,719
Net Interest Income 43,360 43,557 43,184 41,547 41,103 171,648 158,938
Provision for Credit Losses 1,995 1,881 620 768 701 5,264 4,031
Net Interest Income after Provision for Credit Losses 41,365 41,676 42,564 40,779 40,402 166,384 154,907
NONINTEREST INCOME
Deposit Fees 5,811 5,877 5,320 5,061 5,207 22,069 21,346
Bank Card Fees 3,684 3,733 3,774 3,514 3,697 14,705 14,707
Wealth Management Fees 4,525 5,173 5,206 5,763 5,222 20,667 19,113
Mortgage Banking Revenues 4,155 4,794 4,190 3,820 3,118 16,959 14,343
Other

1,928 2,754 1,524 1,749 1,516 7,955 6,467
Total Noninterest Income 20,103 22,331 20,014 19,907 18,760 82,355 75,976
NONINTEREST EXPENSE
Compensation 28,384 26,056 26,490 26,248 26,108 107,178 100,721
Occupancy, Net 7,052 7,037 7,071 6,793 6,893 27,953 27,982
Other

7,431 9,823 8,977 5,660 8,781 31,891 36,612
Total Noninterest Expense 42,867 42,916 42,538 38,701 41,782 167,022 165,315
OPERATING PROFIT 18,601 21,091 20,040 21,985 17,380 81,717 65,568
Income Tax Expense 4,896 5,141 4,996 5,127 4,219 20,160 13,924
Net Income 13,705 15,950 15,044 16,858 13,161 61,557 51,644
Pre-Tax (Income) Loss Attributable to Noncontrolling Interest - - - - (71) - 1,271
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 13,705 $ 15,950 $ 15,044 $ 16,858 $ 13,090 $ 61,557 $ 52,915
PER COMMON SHARE
Basic Net Income $ 0.80 $ 0.93 $ 0.88 $ 0.99 $ 0.77 $ 3.61 $ 3.12
Diluted Net Income 0.80 0.93 0.88 0.99 0.77 3.60 3.12
Cash Dividend

$ 0.26 $ 0.26 $ 0.24 $ 0.24 $ 0.23 $ 1.00 $ 0.88
AVERAGE

SHARES
Basic

17,070 17,068 17,056 17,027 16,946 17,055 16,943
Diluted

17,140 17,114 17,088 17,044 16,990 17,102 16,969

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2025 2024
Twelve Months Ended

December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2025 2024
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 30,202 $ 29,862 $ 29,734 $ 29,251 $ 29,836 $ 29,251 $ 29,941
Transfer from Other (Assets) Liabilities - - - - - - (50)
Provision for Credit Losses 1,984 1,550 718 1,083 1,085 5,335 5,025
Net Charge-Offs (Recoveries) 1,185 1,210 590 600 1,670 3,585 5,665
Balance at End of Period $ 31,001 $ 30,202 $ 29,862 $ 29,734 $ 29,251 $ 31,001 $ 29,251
As a % of Loans HFI 1.22% 1.17% 1.13% 1.12% 1.10% 1.22% 1.10%
As a % of Nonperforming Loans 360.69% 368.54% 463.01% 692.10% 464.14% 360.69% 464.14%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 2,095 $ 1,738 $ 1,832 $ 2,155 $ 2,522 $ 2,155 $ 3,191
Provision for Credit Losses

12 357 (94) (323) (367) (48) (1,036)
Balance at End of Period
(1)
2,107 2,095 1,738 1,832 2,155 2,107 2,155
ACL - DEBT SECURITIES
Provision for Credit Losses

$ (1) $ (26) $ (4) $ 8 $ (17) $ (23) $ 42
CHARGE-OFFS
Commercial, Financial and Agricultural $ 167 $ 373 $ 74 $ 168 $ 499 $ 782 $ 1,512
Real Estate - Construction - - - - 47 - 47
Real Estate - Commercial 4 - - - - 4 3
Real Estate - Residential 67 12 49 8 44 136 61
Real Estate - Home Equity 10 10 24 - 33 44 132
Consumer 925 954 914 865 1,307 3,658 5,233
Overdrafts 670 619 437 570 574 2,296 2,394
Total Charge-Offs $ 1,843 $ 1,968 $ 1,498 $ 1,611 $ 2,504 $ 6,920 $ 9,382
RECOVERIES
Commercial, Financial and Agricultural $ 44 $ 95 $ 117 $ 75 $ 103 $ 331 $ 379
Real Estate - Construction - - - - 3 - 3
Real Estate - Commercial 29 8 6 3 33 46 261
Real Estate - Residential 8 13 65 119 28 205 176
Real Estate - Home Equity 6 10 42 9 17 67 137
Consumer 246 369 456 481 352 1,552 1,480
Overdrafts 325 263 222 324 298 1,134 1,281
Total Recoveries $ 658 $ 758 $ 908 $ 1,011 $ 834 $ 3,335 $ 3,717
NET CHARGE-OFFS (RECOVERIES) $ 1,185 $ 1,210 $ 590 $ 600 $ 1,670 $ 3,585 $ 5,665
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.18% 0.18% 0.09% 0.09% 0.25% 0.14% 0.21%
CREDIT QUALITY
Nonaccruing Loans $ 8,595 $ 8,195 $ 6,449 $ 4,296 $ 6,302
Other Real Estate Owned 1,936 1,831 132 132 367
Total Nonperforming Assets ("NPAs") $ 10,531 $ 10,026 $ 6,581 $ 4,428 $ 6,669
Past Due Loans 30-89 Days

$ 7,017 $ 5,468 $ 4,523 $ 3,735 $ 4,311
Classified Loans 14,334 26,512 28,623 19,194 19,896
Nonperforming Loans as a % of Loans HFI 0.34% 0.32% 0.25% 0.16% 0.24%
NPAs as a % of Loans HFI and Other Real Estate 0.41% 0.39% 0.25% 0.17% 0.25%
NPAs as a % of Total

Assets
0.24% 0.23% 0.15% 0.10% 0.15%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Fourth Quarter 2025 Third Quarter 2025 Second Quarter 2025 First Quarter 2025 Fourth Quarter 2024 December 2025 YTD December 2024 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 24,261 $ 374 6.11% $ 25,276 $ 425 6.68% $ 22,668 $ 475 8.40% $ 24,726 490 8.04% $ 31,047 $ 976 7.89% $ 24,234 $ 1,764 7.28% $ 27,306 $ 2,776 6.72%
Loans Held for Investment
(1)
2,568,073 39,230 6.06 2,606,213 39,894 6.07 2,652,572 40,436 6.11 2,665,910 40,029 6.09 2,677,396 40,521 6.07 2,622,877 159,589 6.08 2,706,461 162,385 6.03
Investment Securities
Taxable Investment Securities 1,004,420 7,756 3.07 992,260 7,175 2.88 1,006,514 6,666 2.65 981,485 5,802 2.38 914,353 4,688 2.04 996,222 27,399 2.75 923,253 17,073 1.85
Tax-Exempt Investment Securities
(1)
1,620 17 4.30 1,620 18 4.44 1,467 17 4.50 845 9 4.32 849 9 4.31 1,391 61 4.39 848 37 4.34
Total Investment Securities 1,006,040 7,773 3.08 993,880 7,193 2.88 1,007,981 6,683 2.65 982,330 5,811 2.38 915,202 4,697 2.04 997,613 27,460 2.75 924,101 17,110 1.85
Federal Funds Sold and Interest
Bearing Deposits 437,536 4,382 3.97 356,161 3,964 4.42 348,787 3,909 4.49 320,948 3,496 4.42 298,255 3,596 4.80 366,151 15,751 4.30 239,712 12,627 5.27
Total Earning Assets 4,035,910 $ 51,759 5.08% 3,981,530 $ 51,476 5.12% 4,032,008 $ 51,503 5.12% 3,993,914 $ 49,826 5.06% 3,921,900 $ 49,790 5.05% 4,010,875 $ 204,564 5.10% 3,897,580 $ 194,898 5.00%
Cash and Due From Banks 67,291 65,085 65,761 73,467 73,992 67,876 73,881
Allowance for Credit Losses (30,922) (30,342) (30,492) (30,008) (30,107) (30,443) (29,902)
Other Assets 294,757 301,678 302,984 297,660 293,884 299,269 293,044
Total Assets $ 4,367,036 $ 4,317,951 $ 4,370,261 $ 4,335,033 $ 4,259,669 $ 4,347,577 $ 4,234,603
LIABILITIES:
Noninterest Bearing Deposits $ 1,303,266 $ 1,314,560 $ 1,342,304 $ 1,317,425 $ 1,323,556 $ 1,319,336 $ 1,336,601
NOW Accounts 1,235,961 $ 4,055 1.30% 1,198,124 $ 3,782 1.25% 1,225,697 $ 3,750 1.23% 1,249,955 $ 3,854 1.25% 1,182,073 $ 3,826 1.29% 1,227,316 $ 15,441 1.26% 1,183,962 $ 16,835 1.42%
Money Market Accounts 415,577 1,977 1.89 416,656 2,090 1.99 431,774 2,340 2.17 420,059 2,187 2.11 422,615 2,526 2.38 420,992 8,594 2.04 400,664 9,957 2.49
Savings Accounts 501,080 157 0.12 503,189 159 0.13 507,950 174 0.14 507,676 176 0.14 504,859 179 0.14 504,951 666 0.13 518,869 723 0.14
Time Deposits 191,626 1,355 2.80 179,802 1,234 2.72 172,982 1,141 2.65 170,367 1,166 2.78 167,321 1,235 2.94 178,756 4,896 2.74 157,342 4,647 2.95
Total Interest Bearing Deposits 2,344,244 7,544 1.28 2,297,771 7,265 1.25 2,338,403 7,405 1.27 2,348,057 7,383 1.28 2,276,868 7,766 1.36 2,332,015 29,597 1.27 2,260,837 32,162 1.42
Total Deposits 3,647,510 7,544 0.82 3,612,331 7,265 0.80 3,680,707 7,405 0.81 3,665,482 7,383 0.82 3,600,424 7,766 0.86 3,651,351 29,597 0.81 3,597,438 32,162 0.89
Repurchase Agreements 20,690 134 2.57 21,966 158 2.86 22,557 156 2.78 29,821 164 2.23 28,018 199 2.82 23,728 612 2.58 26,970 838 3.11
Other Short-Term Borrowings 20,954 217 4.09 12,753 58 1.82 10,503 179 6.82 7,437 117 6.39 6,510 83 5.06 12,949 571 4.40 4,882 242 4.94
Subordinated Notes Payable 42,582 451 4.15 42,582 383 3.52 51,981 530 4.03 52,887 560 4.23 52,887 581 4.30 47,466 1,924 4.00 52,887 2,449 4.56
Other Long-Term Borrowings 680 9 5.55 681 10 5.55 792 5 2.41 794 11 5.68 794 11 5.57 736 35 4.74 534 28 5.31
Total Interest Bearing Liabilities 2,429,150 $ 8,355 1.36% 2,375,753 $ 7,874 1.32% 2,424,236 $ 8,275 1.37% 2,438,996 $ 8,235 1.37% 2,365,077 $ 8,640 1.45% 2,416,894 $ 32,739 1.35% 2,346,110 $ 35,719 1.52%
Other Liabilities 78,520 85,422 76,138 65,211 73,130 76,385 71,964
Total Liabilities 3,810,936 3,775,735 3,842,678 3,821,632 3,761,763 3,812,615 3,754,675
Temporary Equity - - - - 6,763 - 6,712
SHAREOWNERS' EQUITY: 556,100 542,216 527,583 513,401 491,143 534,962 473,216
Total Liabilities, Temporary

Equity
and Shareowners' Equity $ 4,367,036 $ 4,317,951 $ 4,370,261 $ 4,335,033 $ 4,259,669 $ 4,347,577 $ 4,234,603
Interest Rate Spread $ 43,404 3.72% $ 43,602 3.81% $ 43,228 3.75% $ 41,591 3.69% $ 41,150 3.59% $ 171,825 3.74% $ 159,179 3.47%
Interest Income and Rate Earned
(1)
51,759 5.08 51,476 5.12 51,503 5.12 49,826 5.06 49,790 5.05 204,564 5.10 194,898 5.00
Interest Expense and Rate Paid
(2)
8,355 0.82 7,874 0.78 8,275 0.82 8,235 0.84 8,640 0.88 32,739 0.82 35,719 0.92
Net Interest Margin $ 43,404 4.26% $ 43,602 4.34% $ 43,228 4.30% $ 41,591 4.22% $ 41,150 4.17% $ 171,825 4.28% $ 159,179 4.08%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.